TEJAS BANCSHARES, INC.

                                 NOTICE OF 2001
                                ANNUAL MEETING OF
                                  SHAREHOLDERS
                          to be held on March 31, 2001
                                       and
                                 PROXY STATEMENT



                          905 SOUTH FILLMORE, SUITE 701
                              AMARILLO, TEXAS 79101

                             TEJAS BANCSHARES, INC.
                          905 South Fillmore, Suite 701
                              Amarillo, Texas 79101

                                -----------------


                 Notice of 2001 Annual Meeting of Shareholders,
                                 Proxy Statement


                                TABLE OF CONTENTS

Notice of Annual Meeting of Shareholders

Proxy Statement

    INTRODUCTION..............................................................1
    ELECTION OF DIRECTORS.....................................................1
    INFORMATION CONCERNING NOMINEES FOR ELECTION
    AT THE MEETING............................................................2
    COMMON STOCK OWNERSHIP OF DIRECTORS AND
    EXECUTIVE OFFICERS........................................................3
    COMPENSATION OF EXECUTIVE OFFICER.........................................4
    COMPENSATION OF DIRECTORS.................................................5
    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS............................6
    SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...................8
    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS.................................8
    OTHER MATTERS.............................................................8
    EXPENSE OF SOLICITATION ..................................................8
    SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING.........................8

                             TEJAS BANCSHARES, INC.

                    Notice of Annual Meeting of Shareholders

To the Common Shareholders:

     Notice is hereby given that a meeting of the holders of Common Stock of Tejas Bancshares, Inc. (the "Company"), will be held at the Texas Tech University School of Pharmacy, 1300 Coulter, Amarillo, Texas, on Saturday, March 31, 2001, at 10:00 a.m. local time for the following purposes:

     (1) To elect directors of the Company to hold office until the next Annual Meeting and until their successors are duly elected and qualified.

     (2) To transact any other business which may properly come before the meeting or any adjournment thereof.

     Holders of record of the Company's Common Stock at the close of business on February 15, 2001, are entitled to notice of and to vote at the Annual Meeting.

                                     By order of the Board of Directors,



                                     DONALD E. POWELL
                                     President and Chief Executive Officer

Dated: March 5, 2001


         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED.

                                 Proxy Statement

                             TEJAS BANCSHARES, INC.
                          905 South Fillmore, Suite 701
                              Amarillo, Texas 79101

                Annual Meeting of Shareholders -- March 31, 2001

                                  INTRODUCTION

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Tejas Bancshares, Inc. (the "Company"), of proxies to be voted at the 2001 Annual Meeting of Shareholders of the Company (the "Meeting") on Saturday, March 31, 2001, at 10:00 a.m. local time at the Texas Tech University School of Pharmacy, 1300 Coulter, Amarillo, Texas, and at any adjournment or adjournments thereof, for the purposes stated in the accompanying Notice of Annual Meeting of Shareholders. A shareholder may revoke a proxy at any time before it is voted by submitting a new proxy of a later date or by attending the meeting and voting in person.

     This proxy statement and the enclosed form of proxy and the Company's Annual Report on Form 10-K for the year ended December 31, 2000, are being mailed on or about March 5, 2001, to holders of record of common shares, $1 par value, of the Company (the "Common Stock") at the close of business on February 15, 2001 (the "Record Date"). Only holders of record on the Record Date will be entitled to vote at the meeting. The outstanding voting shares of the Company on the Record Date consisted of 13,415,267 shares of the Common Stock, each of which is entitled to one vote.

                              ELECTION OF DIRECTORS

     At the Meeting, the holders of the Common Stock will elect five persons as directors with terms continuing until the Annual Meeting of Shareholders in 2002 and until their respective successors are duly elected and qualified. The Board of Directors has nominated William H. Attebury, Danny H. Conklin, Wales H. Madden, Jr., Jay O'Brien, and Donald E. Powell, who are presently the directors of the Company, for election as directors.

     The Restated Articles of Incorporation of the Company (the "Articles") state that the number of directors shall not be less than 1 or more than 25. The Bylaws of the Company state that the number of directors shall be established by resolution of the Board of Directors of the Company within the limitations stated in the Articles.

     All of the Common Stock represented by valid proxies received from shareholders will be voted FOR the nominees for directors named above, unless authority to do so is withheld. Each nominee for director has agreed to his nomination and to serve if elected. If any of the nominees is unable to serve, the proxies will be voted to elect any other person for the office of director as the Board of Directors recommends in the place of that nominee.

     A majority of the shares of the Common Stock entitled to vote, represented in person or by proxy, shall constitute a quorum entitled to transact business at the Meeting. Directors will be elected by a majority of the votes of the shareholders comprising a quorum at the Meeting. Abstentions are counted to determine the presence or absence of a quorum; however, in the election of directors, abstentions are treated as shares not voted. Since the election of directors is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if those clients have not furnished voting instructions within ten days of the Meeting, there are no "broker non-votes" to be considered at the Meeting.

The Board of Directors recommends a vote FOR the nominees.

           INFORMATION CONCERNING NOMINEES FOR ELECTION AT THE MEETING

General

     The following table lists the nominees for the directors of the Company and the positions they hold with the Company and with The First National Bank of Amarillo, a wholly owned subsidiary of the Company (the "Bank"). Directors of the Company and the Bank hold office for a term of one year or until their successors are duly elected and have qualified.

     Name                       Age        Position with Company       Position with Bank
     ----                       ---        ---------------------       ------------------
     Donald E. Powell           59         President and Chief         President and Chief
                                           Executive Officer           Executive Officer

     William H. Attebury        72         Director                    Director

     Danny H. Conklin           66         Director                    Director

     Wales H. Madden, Jr.       73         Director                    Director

     Jay O'Brien                56         Director                    Director

     None of the directors of the Company holds other directorships in a company or has been nominated to become a director in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940.

Experience

     The following are brief descriptions of the nominees for director of the Company, the positions they hold, and their principal occupations and business experience during the past five years. Unless otherwise indicated, the principal occupation listed for a person has been his occupation for at least the past five years.

     Donald E. Powell. Before acquiring the initial controlling interest in the Company in May 1997, Mr. Powell served as Chairman of the Board, President, and Chief Executive Officer of Boatmen's First National Bank of Amarillo since March 1987 and in other capacities since July 1971. In February 1997, he voluntarily resigned from his position with Boatmen's First National Bank of Amarillo to pursue, among other things, the acquisition of the Company. Mr. Powell has also served as Chairman of the Board of Regents for the Texas A & M University System.

     William H. Attebury. Mr. Attebury was formerly a director with Boatmen's First National Bank of Amarillo and served in that capacity from 1975 until February 1997 when he resigned. He has served as a director of the Company and the Bank since June 25, 1997. Mr. Attebury is a private investor.

     Danny H. Conklin. Mr. Conklin was formerly a director with Boatmen's First National Bank of Amarillo and served in that capacity from 1983 until February 1997 when he resigned. He has served as a director of the Company and the Bank since June 25, 1997. Mr. Conklin is a petroleum geologist.

     Wales H. Madden, Jr. Mr. Madden was formerly a director with Boatmen's First National Bank of Amarillo and served in that capacity from 1961 until February 1997 when he resigned. He has served as a director of the Company and the Bank since June 25, 1997. Mr. Madden is an attorney and a private investor.

     Jay O'Brien. Mr. O'Brien was formerly a director with Boatmen's First National Bank of Amarillo from 1993 until February 1997 when he resigned. He has served as a director of the Company and the Bank since June 25, 1997. Mr. O'Brien is a cattleman.

     There are no family relationships among any of the executive officers or directors of the Company or the Bank. Executive officers are elected annually by the Board of Directors and serve at its discretion.

Meetings and Committees of the Board of Directors

     Combined meetings of the Boards of Directors of the Company and the Bank are held monthly during the year. The Board of Directors held 12 meetings in 2000. During 2000, each of the Company's directors attended at least 75 percent of the total number of meetings of the Board of Directors. The Board of Directors of the Company currently does not have any committees. However, the Company may establish one or more committees during 2001. These committees, if formed, may include an executive committee, a nominating committee, an audit committee, a loan committee, and a compensation committee.

           COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table states information as of January 15, 2001, regarding the number of shares of Common Stock beneficially owned by all directors and executive officers of the Company. Beneficial ownership includes any shares held in the name of the spouse, minor children, or other relatives of the holder living in that person's home, as well as any shares held in the name of another person under an arrangement whereby the holder can vest title in himself at once or in the future. Except as otherwise indicated, the persons or entities listed below have sole voting and investment power for all shares of the Common Stock they beneficially own. Percentage of ownership is based on 13,420,217 shares of Common Stock issued and outstanding as of January 15, 2001 (including 4,950 shares subject to an exercisable option).

--------------------------------------------------------------------------------
                                       Common Stock              Percent of
         Name                       Beneficially Owned          Common Stock
--------------------------------------------------------------------------------
William H. Attebury                     306,715(1)                  2.29%
--------------------------------------------------------------------------------
Danny H. Conklin                         67,434                     0.50%
--------------------------------------------------------------------------------
Wales H. Madden, Jr.                     73,901(2)                  0.55%
--------------------------------------------------------------------------------
Jay O'Brien                             155,410(3)                  1.16%
--------------------------------------------------------------------------------
Donald E. Powell                        373,997                     2.79%
--------------------------------------------------------------------------------
All Executive officers and
directors as a group
(six persons):                          982,407                     7.32%
--------------------------------------------------------------------------------

     (1) Includes 151,508 shares owned by the Attebury Family Partnership of which Mr. Attebury is the president of the managing partner and for which he exercises voting and investment authority, and an aggregate of 46,056 shares held by Mr. Attebury as custodian for eight of his grandchildren and for which Mr. Attebury exercises voting and investment authority.

     (2) Includes 3,334 shares held in the Wales H. Madden IV Trust of which Mr. Madden serves as trustee, 3,334 shares held in the S. Hamilton Madden Trust of which Mr. Madden serves as trustee, and 63,633 shares owned by Gore Creek Capital, Ltd., of which Mr. Madden is a limited partner and exercises shared voting and investment authority for those shares.

     (3) Includes 7,267 shares held in the Jay O'Brien Pension Trust; does not include 15,153 shares owned by Mr. O'Brien's spouse as separate property for which he disclaims beneficial ownership.

Principal Holders of Common Stock

     To the best of the Company's knowledge, no shareholder beneficially owns 5 percent or more of the outstanding shares of the Common Stock.

                        COMPENSATION OF EXECUTIVE OFFICER

     The following table states the compensation paid by the Company and the Bank for the last three fiscal years to the Chief Executive Officer of the Company and the Bank. Except for Mr.

Donald E. Powell, no executive officers of the Company or the Bank received compensation above $100,000 during the last three fiscal years.

-------------------------------------------------------------------------------------------------------------------------------
                                                Summary Compensation Table

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    All other
    Name and Principal                                                                                               Compen-
         Position                            Annual Compensation                  Long Term Compensation            sation ($)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                    Awards               Payout
-------------------------------------------------------------------------------------------------------------------------------
                                                                  Other
                                                                  Annual     Restricted    Securities
                                                                  Compen-       Stock      Underlying       LTIP
                                                                  sation      Award(s)      Options/     Payout ($)
                            Year    Salary ($)   Bonus ($)         ($)          ($)         SARs (#)
-------------------------------------------------------------------------------------------------------------------------------
Donald E. Powell            2000       0         $100,000           0           N/A           N/A           N/A        $887 (2)
   Chairman of the Board,   1999       0                0           0           N/A           N/A           N/A         682 (2)
    President, and Chief    1998       0          150,000           0           N/A           N/A           N/A         603 (2)
    Executive Officer (1)
-------------------------------------------------------------------------------------------------------------------------------

     (1) Mr. Powell became Chairman of the Board, President, and Chief Executive Officer of the Company and the Bank on May 23, 1997. For 2001, the Company's Board of Directors has authorized a bonus for Mr. Powell in the amount of one percent of the Company's consolidated net earnings for 2000 (in the amount of $47,763) payable in 2001.

     (2) Membership dues for the Amarillo Club paid by the Company during 1998, 1999, and 2000.

Compensation Committee Interlocks and Insider Participation

     No interlocking relationships exist between the Company's Board of Directors or officers responsible for compensation decisions and the board of directors or compensation committee of any company, nor has any such interlocking relationship existed in the past.

                            COMPENSATION OF DIRECTORS

Directors' Stock Compensation Plan

     Directors of the Company and the Bank did not receive compensation to serve in those capacities before November 1, 1998, and directors of the Company, who are also directors of the Bank, will receive no fees for serving as directors of the Company. In lieu of cash compensation for meeting fees for the non-employee members of the Board of Directors (the "Directors") of the Bank, the Board of Directors for the Company and the Bank adopted The First National Bank of Amarillo Directors' Stock Compensation Plan (the "Plan"). Effective November 1, 1998, and for the period ending December 31, 2001, the Company delivered to the Directors three certificates representing a total of 3,800 shares of Common Stock (the "Shares") of the Company. Each Director endorsed the certificates in blank and returned them to the Company to be held for future delivery in accordance with the Plan.

     On January 2, 2000, the Company delivered a certificate representing 1,400 Shares to each Director, and after each January 2, 2001, and 2002, the Company will deliver one certificate representing 1,200 Shares to each Director. The absence of a Director from any regularly scheduled meeting during the 14 months preceding December 31, 1999, or the 12 months preceding December 31, 2000, or 2001, reduces the number of Shares to be delivered to him or her by a number calculated by multiplying the number of absences by 100 Shares and subtracting that number from the Shares otherwise deliverable to the Director for the applicable period.

     If a Director is terminated as a Director at any time before December 31, 2001, for any reason, including retirement, permanent disability, or death, or if a "corporate transaction" occurs in which the Bank and/or the Company is not the surviving entity, the Director or his or her designated beneficiary of his or her estate shall be entitled only to that number of Shares not already delivered to him or her under the Plan calculated by multiplying the number of meetings the Director attended by 100 during the then-current period, i.e., the 12-month period ending December 31, 2000, or 2001. On termination or on consummation of a "corporate transaction," a certificate representing the number of Shares calculated pursuant to this paragraph will be delivered to the Director or his or her designated beneficiary or his or her estate, free and clear of any restrictions under the Plan except as provided for under federal securities laws, as soon as practicable thereafter. Except as provided in this paragraph, termination as a Director or consummation of a "corporate transaction" immediately terminates any right to receive any other Shares not already delivered or deliverable to him or her under the Plan and any rights to vote those Shares or to receive dividends thereon, and the undelivered Shares will be assigned to the Company or its designee. "Corporate transaction" means a transaction in which the Bank and/or the Company is wholly or partially liquidated, or participates in a merger, consolidation, or reorganization.

     The Directors' rights to the Shares cannot be assigned, sold, pledged, or transferred, but they may be transferred by will or by the laws of descent and distribution. Except as provided in the Plan, any dividends will be payable on the Shares, and the Directors will be entitled to exercise voting rights for the shares, regardless of whether the certificates have been delivered to the Directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Indebtedness of Management

     Certain officers, directors, and principal shareholders of the Company and the Bank, and their affiliates, have deposit accounts and other transactions with the Bank, including loans in the ordinary course of business. All loans or other extensions of credit made by the Bank to officers, directors, and principal shareholders of the Company and the Bank and to affiliates of those persons were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with independent third parties and did not involve more than the normal risk taken by the lender or present other unfavorable features. The extensions of credit by the Bank to those persons did not, and do not currently, involve more than the normal risk of collectibility or present other unfavorable features. At December 31, 2000, the outstanding principal amount of indebtedness to the Bank owed by directors and executive officers of the Company and their affiliates, who were indebted to the Bank on that date, totaled

$7,498,368 (excluding participations), which represented approximately 14.9 percent of the Bank's equity capital accounts. The Bank expects to continue to enter into transactions in the ordinary course of business on similar terms with officers, directors, and principal shareholders of the Company, the Bank, and their affiliates.

     In addition to those lending relationships, some executive officers and directors of the Company, and some of their associates, have had transactions with the Bank in the ordinary course of business, including the following:

     1. William H. Attebury has a re-advancing operating note with the Bank in the amount of $500,000. The highest outstanding balance on this note during 2000 was $200,000. There was no outstanding balance on the note as of January 1, 2001.

     2. 7-A Cattle Company, a subsidiary of Bison Development Company, which is wholly-owned by William H. Attebury, has a re-advancing agricultural note with the Bank in the amount of $500,000. The highest outstanding balance on this note during 2000 was $500,000. The outstanding balance on this note as of January 1, 2001, was $500,000.

     3. Alpha Three Cattle Company, owned by William H. Attebury (25 percent) and his sons Edward A. Attebury (25 percent) and W. A. Attebury (50 percent), has a re-advancing agricultural note with the Bank in the amount of $6,000,000. The highest outstanding balance on this note during 2000 was $6,000,000. The outstanding balance of the note as of January 1, 2001, was $6,000,000.

     4. William H. Attebury participates, from time to time, with the Bank in making loans to customers of the Bank when a customer desires funds above the Bank's lending limit. Mr. Attebury does so on the same terms and conditions as the Bank, and the Bank does not secure any of the indebtedness owing to him under these arrangements. Mr. Attebury pays the Bank 0.5 percent of the amount of the loans for its servicing of the loans in which he participates.

     5. Danny H. Conklin and his affiliated interests have several notes with the Bank for working capital, purchase of interests in oil and gas, and his residence. The highest outstanding balance on these notes during 2000 was $1,112,279. The outstanding balance of the notes as of January 1, 2001, was $352,365.

     6. An affiliated interest of Jay O'Brien has a note with the Bank for working capital. The highest outstanding balance on this note during 2000 was $957,160. The outstanding balance of the note as of January 1, 2001, was $371,001.

     7. An affiliated interest of Wales H. Madden, Jr., has a note with the Bank for working capital. The highest outstanding balance on this note during 2000 was $415,000. The outstanding balance of this note as of January 1, 2001, was $1.00.

     All of the foregoing transactions were on substantially the same terms, including interest rates and collateral to the extent applicable, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features. Additional transactions may take place with the Bank in the ordinary course of business.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors, and persons who own more than 10 percent of a registered class of the Company's equity securities and certain other affiliated persons to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10 percent shareholders are required by SEC regulations to furnish the Company copies of all Section 16(a) forms they file.

     Based solely on review of the copies of those forms, or written representations that no other forms were required, the Company believes that during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors, and greater than 10 percent beneficial owners were satisfied.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     The firm of Clifton Gunderson LLP has been appointed by the Board of Directors to audit the Company's accounts for the 2001 fiscal year. Clifton Gunderson LLP has been the Company's independent public accountants since 1997. Representatives of the firm are expected to attend the Meeting to answer appropriate questions which any shareholder may ask, and those representatives may make a statement to the Meeting if they desire to do so.

                                  OTHER MATTERS

     The Board of Directors knows of no business to be presented for consideration at the Meeting other than that stated in the Notice of Annual Meeting of Shareholders. If any other business comes before the Meeting, the persons named as proxies in the enclosed proxy intend to vote in accordance with their judgment on the business.

                             EXPENSE OF SOLICITATION

     The cost of this proxy solicitation will be borne by the Company. Proxies may be solicited by mail, personal interview, telephone, telegraph, and facsimile by officers, directors, and regular employees of the Company. The Company will reimburse brokers, banks, and other nominees for their reasonable expenses in sending proxy materials to beneficial owners.

                SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

     For a shareholder's proposal to be included in the proxy and proxy statement of the Company relating to a meeting of shareholders, it must comply with Rule 14A-8 under the Securities Exchange Act of 1934. A proposal intended to be presented by a shareholder at the 2002 Annual Meeting must be received by the Secretary of the Company at its principal executive offices by November 30,

2001. If not received by that date, pursuant to the rules and regulations promulgated under the Securities Exchange Act of 1934, the proposal shall not be considered for inclusion in the Company's proxy statement and form of proxy relating to the Annual Meeting of Shareholders to be held on March 30, 2002.

                                      By order of the Board of Directors,



                                      DONALD E. POWELL
                                      President and Chief Executive Officer

Dated: March 5, 2001

                           ---------------------------


     The Annual Report of the Company on Form 10-K as filed with the Securities and Exchange Commission on March 5, 2001, for the fiscal year ended December 31, 2000, is being mailed to you herewith.

                                      PROXY

                             TEJAS BANCSHARES, INC.

                                ----------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 31, 2001

                                ----------------

           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Donald E. Powell and John Stradley, and each of them (with full power to act without the other), as proxies with full power of substitution to represent the undersigned at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Texas Tech University School of Pharmacy, 1300 Coulter, Amarillo, Texas, on Saturday, March 31, 2001, at 10:00 a.m., Amarillo time, and at any and all adjournments thereof, and to vote all shares of Common Stock of Tejas Bancshares, Inc. (the "Company"), which the undersigned would be entitled to vote if personally present, as indicated below and in accordance with the determination of a majority of the Board of Directors with respect to other matters which may properly come before the Annual Meeting.

          The election as directors of the nominees listed below (except as marked to the contrary below):

          [__] FOR all nominees listed below     [__] WITHHOLD AUTHORITY
               (except as marked to the               to vote for all nominees
               contrary below)                        listed below

Donald E. Powell, William H. Attebury, Danny H. Conklin, Wales H. Madden, Jr., Jay O'Brien

          INSTRUCTION: To withhold your vote for any individual nominee, print that nominee's name on the line provided below.

          ------------------------------------------------------------------

IF PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTORS AND THE OTHER PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

     If the undersigned is present and votes at the Annual Meeting or at any adjournment thereof and after notification of the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate the proxy, then the power of the attorneys and proxies shall be terminated. The undersigned hereby revokes any and all proxies heretofore given for the shares of Common Stock held of record by the undersigned.

     The undersigned acknowledges receipt from the Company before the execution of this proxy of a Notice of Annual Meeting, the Company's Proxy Statement for the Annual Meeting, and an Annual Report on Form 10-K for the 2000 fiscal year ended December 31, 2000.

Dated: _________________, 2001

Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

Please check here if you plan
to attend the Annual Meeting       [__]


                PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.


Signatures:

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